UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2023

DMY TECHNOLOGY GROUP, INC. VI

(Exact name of registrant as specified in its charter)

Delaware	001-40864	86-3312690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
(Address of principal executive offices, including Zip Code)

(702) 781-4313

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	DMYS.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	DMYS	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DMYS WS	The New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

Forward Purchase Agreement

dMY Technology Group, Inc. VI (“dMY VI” or the “Company”), a special purpose acquisition company, and Rain Enhancement Technologies, Inc. (“Rainwater Tech”), a leader in the development of rainfall generation technology, are entering into a business combination (the “Business Combination”) pursuant to which dMY VI will acquire Rainwater Tech, Rainwater Tech will become a wholly owned subsidiary of dMY VI, and dMY VI will change its name to “Rain Enhancement Technologies, Inc.” (the “Combined Company”).

In connection with the Business Combination, dMY VI and (i) Meteora Special Opportunity Fund I, LP (“MSOF”), (ii) Meteora Capital Partners, LP (“MCP”) and (iii) Meteora Select Trading Opportunities Master, LP (“MSTO,” and together with MCP and MSOF, “Meteora”) entered into a Forward Purchase Agreement (the “Forward Purchase Agreement”).

The Forward Purchase Agreement was entered into on April 2, 2023 after the expiration date of dMY VI’s tender offer related to the Business Combination to holders of Class A Common Stock of dMY VI (the “Class A Shares”). Pursuant to the Forward Purchase Agreement, Meteora has agreed to purchase up to 6,000,000 Class A Shares in the open market through a broker, including those who previously elected to tender their shares and subsequently withdrew their tender (the “Subject Shares”). Meteora has agreed to waive any redemption rights with respect to any Subject Shares in connection with the Business Combination.

The Forward Purchase Agreement provides that no later than the earlier of (a) one business day after the closing of the Business Combination and (b) the date any assets from dMY VI’s trust account are disbursed in connection with the Business Combination (the “Prepayment Date”), the Combined Company will pay to Meteora, out of funds held in its Trust Account, an amount (the “Prepayment Amount”) equal to (x) $10.231888 (the “Initial Price”) multiplied by (y) the number of Subject Shares on the date of such prepayment less the Prepayment Shortfall. The Prepayment Shortfall is equal to the lesser of (i) five percent of the product of (x) the Subject Shares multiplied by (y) the Initial Price and (ii) $1,000,000. The Company also agreed to pay to Meteora in cash an amount equal to the product of (x) the Prepayment Amount, multiplied by (y) 0.50% (the “Cash Consideration”) by no later than the Prepayment Date directly from the Trust Account. The Cash Consideration is subject to a floor of $200,000.

Meteora may, at its discretion and at any time following the closing of the Business Combination, provide an Optional Early Termination notice (“OET Notice”) and pay to the Combined Company the product of the “Reset Price” and the number of Class A Shares listed on the OET Notice. The Reset Price shall initially equal the Initial Price. The Initial Price shall be adjusted on the first scheduled trading date of each two-week period commencing on the first week following the 30th day after the closing of the Business Combination to the lowest of (i) the current Reset Price, (ii) the Initial Price and (iii) the volume weighted average price (“VWAP”) of Class A Shares of the prior two week period, subject to a $7.50 floor. The Reset Price may be further reduced pursuant to a Dilutive Offering Reset (as defined in the Forward Purchase Agreement), which price may be reduced below the $7.50 floor.

The Forward Purchase Agreement matures on the earlier to occur of (a) three years after the closing of the Business Combination, and (b) the date specified by Meteora in a written notice delivered at Meteora’s discretion if (i) the VWAP of the Class A Shares during 10 out of 30 consecutive trading days is at or below $5.00 per Share, or (ii) the Class A Shares are delisted from a national securities exchange. At maturity, Meteora will be entitled to receive maturity consideration in cash or shares. The maturity consideration will equal the product of (1) (a) the number of Subject Shares less (b) the number of Terminated Shares (as defined in the Forward Purchase Agreement), multiplied by (2) $1.00 in the event of payment in cash or, in the event of payment in shares, $2.00; and $2.50, solely in the event the Combined Company fails to file a registration statement and register for resale the Subject Shares within the timeframes specified in the Forward Purchase Agreement. Any remaining Subject Shares subject to the Forward Purchase Agreement will be transferred to the Combined Company net of the Maturity Consideration due to Meteora.

The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934.

The Forward Purchase Agreement may be terminated by any of the parties thereto if the Business Combination Agreement is terminated pursuant to its terms prior to the closing of the Business Combination.

dMY VI has agreed to indemnify and hold harmless Meteora, its affiliates, assignees and other parties described therein (the “Indemnified Parties”) from and against all losses, claims, damages and liabilities under the Forward Purchase Agreement (excluding liabilities relating to the manner in which Meteora sells any shares it owns) and reimburse the Indemnified Parties for their reasonable expenses incurred in connection with such liabilities, subject to certain exceptions described therein, and has agreed to contribute to any amounts required to be paid by any Indemnified Parties if such indemnification is unavailable or insufficient to hold such party harmless.

The foregoing description is only a summary of the Forward Purchase Agreement and is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. The Forward Purchase Agreement is included as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms of the transaction. It is not intended to provide any other factual information about the Company or the Investor. The representations, warranties and covenants contained in the Forward Purchase Agreement were made only for purposes of that agreement; are solely for the benefit of the parties to such Forward Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to such Forward Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Security holders and investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or the Investor.

Important Legal Information

This Current Report on Form 8-K does not constitute an offer to purchase nor a solicitation of an offer to sell securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. In connection with the transactions contemplated by the Business Combination, the Company has filed a tender offer statement on Schedule TO containing an offer to purchase, form of letter of transmittal and other documents relating to the Tender Offer (the “Securities Law Disclosure Documents”). These materials will be made available to the shareholders of the Company at no expense to them. In addition, such materials (and all other documents filed by the Company with SEC are, and will be, available at no charge from the SEC through its website at www.sec.gov. Shareholders may also obtain free copies of the documents filed with the SEC by the Company by directing a request to Morrow Sodali LLC, as Information Agent for the Tender Offer, by telephone at: +1 (800) 662-5200 (toll-free, individuals), +1 (203) 658-9400 (banks and brokers) or by email at: DMYS.info@investor.morrowsodali.com.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include forward-looking statements within the meaning of federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements are based on the beliefs and assumptions of the respective management teams of dMY VI and Rainwater Tech. Forward-looking statements include, but are not limited to, statements regarding dMY VI’s or Rainwater Tech’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are not historical facts but instead represent only dMY VI’s or Rainwater Tech’s belief regarding future results, many of which, by their nature are inherently uncertain and outside of the Company’s control. Actual results may differ, possibly materially, from those anticipated in these forward looking statements. Each of dMY VI and Rainwater Tech undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

The risks and uncertainties include, but are not limited to: future operating or financial results; changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risks related to the performance of Rainwater Tech’s future technology or business and the timing of expected business or financial milestones; the amount of redemption requests made by dMY VI’s stockholders; the ability of dMY VI or Rainwater Tech to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; if the proposed business combination’s benefits do not meet the expectations of investors or securities analysts, the market price of dMY VI’s securities or, following the closing, the combined entity’s securities, may decline expected benefits of the business combination; and following the consummation of the proposed business combination, the combined company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations.

Additional risks related to dMY VI and Rainwater Tech include, among others:

•	Rainwater Tech can provide no assurance of the effectiveness and success of ionization rainfall generation technology in increasing precipitation;

•	Rainwater Tech has no operating history or revenues, which makes it difficult to forecast its future results of operations;

•	The execution of Rainwater Tech’s business model, including technology or profitability of its products and services, is not yet proven;

•

The rain generation industry is in its early stages and is volatile, and if it does not develop, if it develops slower than Rainwater Tech expects, if it develops in a manner that does not require use of Rainwater Tech’s services, if it encounters negative publicity or if Rainwater Tech’s solution does not drive commercial engagement, the growth of its business will be harmed;

•	Rainwater Tech has not yet proven its ability to develop and implement new technologies, as well as the ability to obtain and maintain intellectual property protections for such technologies;

•	A substantial portion of Rainwater Tech’s technology is derived from public-source intellectual property and as a result Rainwater Tech may face increased competition;

•

Even if Rainwater Tech is successful in developing rainfall generation systems/technology and executing its strategy, other competitors in the industry may achieve technological breakthroughs which render Rainwater Tech’s technology obsolete or inferior to other products;

•	If Rainwater Tech’s platform fails to provide a broad, proven advantage in rainfall generation, its business, financial condition and future prospects may be harmed;

•

Rainwater Tech’s operating and financial results relies upon assumptions and analyses developed by third-party trials. If these assumptions or analyses prove to be incorrect, Rainwater Tech’s actual operating results may be materially different from its forecasted results;

•

Rainwater Tech’s estimates of market opportunity and forecasts of revenue generation and market growth, including estimates of market opportunity and the ability to meet the supply and demand needs of our customers, may prove to be inaccurate, and even if the market in which it operates achieves the forecasted growth, Rainwater Tech’s business could fail to grow at similar rates, if at all;

•

Rainwater Tech may be unable to successfully manufacture its products or scale up manufacturing of its products in sufficient quantity and quality, in a timely or cost-effective manner, or at all. Unforeseen issues associated with scaling up and constructing rainfall generation systems at commercially viable levels could negatively impact Rainwater Tech’s financial condition and results of operations;

•	Rainwater Tech could suffer disruptions, outages, defects and other performance and quality problems with its rainfall generation systems or the infrastructure on which it relies;

•	Supply chain issues, including a shortage of adequate supply or manufacturing capacity for its systems, could have an adverse impact on its business and operating results;

•

If Rainwater Tech cannot successfully execute on its strategy, including in response to changing customer needs and new technologies and other market requirements, or achieve its objectives in a timely manner, its business, financial condition and results of operations could be harmed;

•

Rainwater Tech’s failure to effectively develop and expand its sales and marketing capabilities could harm its ability to increase its customer base and achieve broader market acceptance of its rain generation technology;

•	The risk of third parties asserting that Rainwater Tech is violating their intellectual property rights;

•

Risks relating to the production and manufacturing of Rainwater Tech’s technology, including supply chain issues to obtain required materials, supplies and spare parts to build and operate its platform;

•	Rainwater Tech must overcome significant engineering, technology, operations and climatological challenges to deliver consistent results;

•

Rainwater Tech has not to date obtained statistically significant results, and faces risks and uncertainties relating to its ability to obtain statistically significant results and repeat success demonstrating its ability to enhance rainfall;

•	Risks relating to the effect of competing technologies, including desalination and chemical-based cloudseeding technology, on Rainwater Tech’s business;

•	Risks relating to environmental and weather conditions that are correlated with successful rainfall generation, as well as other ESG-related matters;

•	Rainwater Tech may face liability for changing environmental and/or weather conditions, including challenges resulting from excessive rain;

•

Risks relating to the failures of Rainwater Tech’s customers, both private and public, to meet payment obligations, including refusal to pay for rainfall generation services that directly or indirectly benefit other nearby parties;

•	Risks of system securities and data protection breaches;

•

Rainwater Tech is highly dependent on its senior technical advisors, and its ability to ability to attract, recruit, and retain senior management and other key employees, as well as find qualified labor with the particular skills required to manufacture, operate and advance the platform, is critical to its success; if Rainwater Tech is unable to retain talented, highly-qualified senior management and other key employees or attract them when needed, it could negatively impact its business;

•

Risks regarding potential changes in legislative and regulatory environments that may limit the scope of Rainwater Tech’s marketplace, including land restriction policies and its ability to obtain and maintain permits;

•	Rainwater Tech may face political and social opposition to its business and activities;

•

Following the consummation of the Business Combination, the combined company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations;

•

Rainwater Tech’s success could be impacted by the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed, or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; and

•

If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of dMY VI’s securities or, following the closing, the combined entity’s securities, may decline.

You should carefully consider the risks and uncertainties that will be described in the Securities Law Disclosure Documents and any amendments thereto.

Item 9.01. Exhibits

Exhibits.

Exhibit Number	Exhibit

10.1	Forward Purchase Agreement, dated as of April 2, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY TECHNOLOGY GROUP, INC. VI

By:	/s/ Niccolo de Masi
Name: Niccolo de Masi
Title: Chief Executive Officer

Date: April 3, 2023